Exhibit 99.22

PERFORMANCE AWARD AGREEMENT

Thomas Dolan

March 9, 2009

Dear Thomas:

Pursuant to the 2006 Cash Incentive Plan (the “Plan”) of Cablevision Systems Corporation (the “Company”), you have been selected by the Compensation Committee of the Board of Directors to receive a contingent cash award (the “Award”) effective as of March 5, 2009 (the “Effective Date”).

Capitalized terms used, but not defined, in this agreement (this “Agreement”) have the meanings given to them in the Plan. The Award is subject to the terms and conditions set forth below:

1.     Amount and Payment of Award. In accordance with the terms of this Performance Award Agreement, the target amount of your contingent Award is $500,000 (the “Target Award”), which may be increased or decreased to the extent the performance objectives set forth on Annex 1 hereto (the “Objectives”) have been attained in respect of the period from January 1, 2011 through December 31, 2011 (the “Performance Period”). The Award, calculated in accordance with Annex 1 attached hereto, will become payable to you upon the date on which the Committee (as defined in Section 10 below) determines the Company’s performance against the Objectives (the “Payment Date”) provided, that you have remained in the continuous employ of the Company or one of its Affiliates from the Effective Date through the Payment Date.

2.     Termination of Employment. If, on the Payment Date, you are no longer employed by the Company or one of its Affiliates for any reason, other than as a result of your death, then you will automatically forfeit all of your rights and interest in the Award regardless of whether the Objectives are attained.

3.     Death. If, prior to the end of the Performance Period, your employment with the Company or any of its Affiliates is terminated as a result of your death then your estate will receive, promptly (and in any event within 30 days) following the date of such termination, payment of the Target Award prorated for the number of completed months of your employment during the Performance Period prior to such termination. If after the end of the Performance Period but prior to the Payment Date, your employment with the Company or any of its Affiliates is terminated as a result of your death then your estate will receive on the Payment Date the Award, if any, to which you would have been entitled on the Payment Date had your employment not been so terminated.

4.     Going Private Transaction or Change in Control.

a.     Going Private Transaction. Notwithstanding anything to the contrary contained in this Agreement, if at any time a Going Private Transaction (as defined below) occurs and immediately prior to such transaction you are employed by the Company or one of its Affiliates, the Target Award shall become payable to you whether or not the Objectives have been attained at the earlier of (i) January 1, 2012, provided, that you remain in the continuous employ of the Company or one of its Affiliates from the Effective Date through such date or (ii) the date subsequent to the Going Private Transaction on which your employment with the Company or the surviving entity is terminated (A) by the Company or the surviving entity other than for Cause (as defined below) or (B) by you for Good Reason (as defined below). Notwithstanding the foregoing, if you become entitled to payment of the Target Award by virtue of a termination in accordance with (ii)(A) or (ii)(B) of this Section 4(a) and are determined by the Company to be a “specified employee” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A of the IRC”), the Target Award shall be paid to you on the earlier of: (i) January 1, 2012, (ii) the date that is six months from your date of employment termination and (iii) any other date on which such payment or any portion thereof would be a permissible distribution under Section 409A of the IRC. In the event of such a determination, the Company shall promptly following the date of your employment termination set aside such amount for your benefit in a “rabbi trust” that satisfies the requirements of Revenue Procedure 92-64, and on a monthly basis shall deposit into such trust interest in arrears (compounded quarterly at the rate provided below) until such time as such amount, together with all accrued interest thereon, is paid to you in full pursuant to the previous sentence); provided, that no payment will be made to such rabbi trust if it would be contrary to law or cause you to incur additional tax under Section 409A of the IRC. The initial interest rate shall be the average of the one-year LIBOR fixed rate equivalent for the ten business days prior to the date of your employment termination.

b.     Change in Control. Notwithstanding anything to the contrary contained in this Agreement but subject to the subsections of this Section 4(b), if at any time a Change of Control (as defined below) of the Company occurs and immediately prior to such transaction you are employed by the Company or one of its Affiliates, you will be entitled to the payment of the Target Award whether or not the Objectives have been attained.

i.     If the actual Change of Control:

(A)     is a permissible distribution event under Section 409A of the IRC or payment of the Award promptly upon such event is otherwise permissible under Section 409A of the IRC (including, for the avoidance of doubt, by reason of the inapplicability of Section 409A of the IRC to the Award), then the Target Award shall be paid to you by the Company promptly following the Change of Control; or

(B)     is not a permissible distribution event under Section 409A of the IRC and payment of the Award promptly upon such event is not otherwise permissible under Section 409A of the IRC, then the Target Award shall be paid to you by the Company (together with interest thereon pursuant to Section 4(b)(ii) below) on the earliest to occur of:

(1)     any subsequent date on which you are no longer employed by the Company or any of its Affiliates for any reason other than termination of your employment by one of such entities for Cause (provided that if you are determined by the Company to be a “specified employee” within the meaning of Section 409A of the IRC, six months from such date);

(2)     any other date on which such payment or any portion thereof would be a permissible distribution under Section 409A of the IRC; or

(3)     January 1, 2012.

ii.     Upon any Change of Control, to the extent any amounts are due to be paid to you at a later date pursuant to Section 4(b)(i)(B) above, the Company shall promptly following the Change of Control set aside such amount for your benefit in a “rabbi trust” that satisfies the requirements of Revenue Procedure 92-64, and on a monthly basis shall deposit into such trust interest in arrears (compounded quarterly at the rate provided below) until such time as such amount, together with all accrued interest thereon, is paid to you in full pursuant to Section 4(b)(i)(B) above); provided, that no payment will be made to such rabbi trust if it would be contrary to law or cause you to incur additional tax under Section 409A of the IRC. The initial interest rate shall be the average of the one-year LIBOR fixed rate equivalent for the ten business days prior to the date of the Change of Control and shall adjust annually based on the average of such rate for the ten business days prior to each anniversary of the Change of Control.

If and to the extent that any payment under this Section 4 is determined by the Company to constitute “non-qualified deferred compensation” subject to Section 409A of the IRC and is payable to you by reason of your termination of employment, then such payment shall be made to you only upon a “separation from service” as defined for purposes of Section 409A of the IRC under applicable regulations.

For purposes of this Agreement, “Cause” means, your (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an Affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

For purposes of this Agreement, “Change of Control” means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (i) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as defined below) or (ii) after any fiscal year of the Company in which all the systems referred to in clause (i) above shall have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets. For purposes of this definition, net revenues shall be determined by the independent accountants of the Company in accordance with generally accepted accounting principles consistently applied and certified by such accountants.

For purposes of this Agreement, “Going Private Transaction” means a transaction involving the purchase of Company securities described in Rule 13e-3 to the Securities and Exchange Act of 1934.

For purposes of this Agreement, “Good Reason” means: (a) without your express written consent any reduction in your base salary or bonus potential, or any material impairment or material adverse change in your working conditions (as the same may from time to time have been improved or, with your written consent, otherwise altered, in each case, after the Grant Date) at any time after or within ninety (90) days prior to the Going Private Transaction including, without limitation, any material reduction of your other compensation, executive perquisites or other employee benefits (measured, where applicable, by level or participation or percentage of award under any plans of the Company), or material impairment or material adverse change of your level of responsibility, authority, autonomy or title, or to your scope of duties; (b) any failure by the Company to comply with any of the provisions of this Agreement, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof given by you; (c) the Company’s requiring you to be based at any office or location more than thirty-five (35) miles from your location immediately prior to the Going Private Transaction except for travel reasonably required in the performance of your responsibilities; or (d) any failure by the Company to obtain the assumption and agreement to perform this Agreement by a successor.

For purposes of this Agreement, “New York City Metropolitan Area” means all locations within the following counties: (i) New York, Richmond, Kings, Queens, Bronx, Nassau, Suffolk, Westchester, Rockland, Orange, Putnam, Sullivan, Dutchess, and Ulster in New York State; (ii) Hudson, Bergen, Passaic, Sussex, Warren, Hunterdon, Somerset, Union, Morris, Middlesex, Mercer, Monmouth, Essex and Ocean in New Jersey; (iii) Pike in Pennsylvania; and (iv) Fairfield and New Haven in Connecticut.

5.     Termination. Except for a right which has accrued to receive a payment on account of the Award, this Agreement shall automatically terminate and be of no further force and effect on the Payment Date.

6.     Transfer Restrictions. You may not transfer, assign, pledge or otherwise encumber the Award other than to the extent provided in the Plan.

7.     Unfunded Obligation. The Plan will at all times be unfunded and, except as set forth in Section 4(b) of this Agreement, no provision will at any time be made with respect to segregating any assets of the Company or any of its Affiliates for payment of any benefits under the Plan, including, without limitation, those covered by this Agreement. Your right or that of your estate to receive payments under this Agreement shall be an unsecured claim against the general assets of the Company, including any rabbi trust established pursuant to Section 4(b). Neither you nor your estate shall have any rights in or against any specific assets of the Company other than the assets held by the rabbi trust established pursuant to Section 4(b).

8.     Tax Representations and Tax Withholding. You hereby acknowledge that you have reviewed with your own tax advisors the federal, state and local tax consequences of receiving the Award. You hereby represent to the Company that you are relying solely on such advisors and not on any statements or representations of the Company, its Affiliates or any of their respective agents. If, in connection with the Award, the Company is required to withhold any amounts by reason of any federal, state or local tax, such withholding shall be effected in accordance with Section 8 of the Plan.

9.     Right of Offset. You hereby agree that if the Company shall owe you any amount that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the IRC (the “Company-Owed Amount”) under this Agreement, then the Company shall have the right to offset against the Company-Owed Amount, to the maximum extent permitted by law, any amounts that you may owe to the Company or its Affiliates of whatever nature.

10.     The Committee. For purposes of this Agreement, the term “Committee” means the Compensation Committee of the Board of Directors of the Company or any replacement committee established under, and as more fully defined in, the Plan.

11.     Committee Discretion. The Committee has full discretion with respect to any actions to be taken or determinations to be made in connection with this Agreement, and its determinations shall be final, binding and conclusive.

12.     Amendment. The Committee reserves the right at any time and from time to time to amend or revise the terms and conditions set forth in this Agreement, except that the Committee may not make any such amendment or revision in a manner unfavorable to you (other than if immaterial) without your consent. Any amendment of this Agreement shall be in writing and signed by an authorized member of the Committee or a person or persons designated by the Committee.

13.     Award Subject to the Plan. The Award and all other amounts payable hereunder are subject to the Plan.

14.     Entire Agreement. Except for any employment agreement between you and the Company or any of its Affiliates in effect as of the date of the grant hereof (as such employment agreement may be modified, renewed or replaced), this Agreement and the Plan constitute the entire understanding and agreement of you and the Company with respect to the Award covered hereby and supersede all prior understandings and agreements. In the event of a conflict among the documents with respect to the terms and conditions of the Award covered hereby, the documents will be accorded the following order of authority: the terms and conditions of the Plan will have highest authority followed by the terms and conditions of your employment agreement, if any, followed by the terms and conditions of this Agreement.

15.     Successors and Assigns. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns.

16.     Governing Law. This Agreement shall be deemed to be made under, and in all respects be interpreted, construed and governed by and in accordance with, the laws of the State of New York.

17.     Jurisdiction and Venue. You irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States located in the Southern District and Eastern District of the State of New York in respect of the interpretation and enforcement of the provisions of this Agreement and the Plan, and hereby waive, and agree not to assert, as a defense that you are not subject thereto or that the venue thereof may not be appropriate. You agree that the mailing of process or other papers in connection with any action or proceeding in any manner permitted by law shall be valid and sufficient service.

18.     Waiver. No waiver by the Company at any time of any breach by you of, or compliance with, any term or condition of this Agreement or the Plan to be performed by you shall be deemed a waiver of the same, any similar or any dissimilar term or condition at the same or at any prior or subsequent time.

19.     Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any term or condition hereof shall not affect the validity or enforceability of the other terms and conditions set forth herein.

20.     Exclusion from Compensation Calculation. By acceptance of this Agreement, you shall be considered in agreement that the Award shall be considered special incentive compensation and will be exempt from inclusion as “wages” or “salary” in pension, retirement, life insurance and other employee benefits arrangements of the Company and its Affiliates, except as determined otherwise by the Company. In addition, each of your beneficiaries shall be deemed to be in agreement that the Award shall be exempt from inclusion in “wages” or “salary” for purposes of calculating benefits of any life insurance coverage sponsored by the Company or any of its Affiliates.

21.     No Right to Continued Employment. Nothing contained in this Agreement or the Plan shall be construed to confer on you any right to continue in the employ of the Company or any Affiliate, or derogate from the right of the Company or any Affiliate, as applicable, to retire, request the resignation of, or discharge you, at any time, with or without cause.

22.     Headings. The headings in this Agreement are for purposes of convenience only and are not intended to define or limit the construction of the terms and conditions of this Agreement.

23.     Effective Date. Upon execution by you, this Agreement shall be effective from and as of the Effective Date.

24.     Signatures. Execution of this Agreement by the Company may be in the form of an electronic or similar signature, and such signature shall be treated as an original signature for all purposes.

CABLEVISION SYSTEMS CORPORATION

By:
	Name:	James L. Dolan
	Title:	President and CEO

By your signature, you (i) acknowledge that a complete copy of the Plan and an executed original of this Agreement have been made available to you and (ii) agree to all of the terms and conditions set forth in the Plan and this Agreement.

Name: